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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)    September 28, 2001
                                                       (September 28, 2001)



                               GLOBAL MARINE INC.
               (Exact name of registrant as specified in charter)



           Delaware                    1-5471              95-1849298
(State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)     file number)        Identification No.)



    777 N. Eldridge Parkway,  Houston, Texas              77079-4493
    (Address of principal executive offices)              (Zip Code)



      Registrant's telephone number, including area code: (281) 596-5100

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ITEM 5.  OTHER EVENTS

On September 28, 2001, Global Marine Inc. issued a news release reporting that early termination of the Hart-Scott-Rodino antitrust review filing period was granted in connection with the proposed Global Marine Inc./Santa Fe International Corporation merger, and that Santa Fe International filed a Form S-4 registration statement with the Securities and Exchange Commission in connection with the merger. The news release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

          99.1 Global Marine Inc. News Release dated September 28, 2001.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 GLOBAL MARINE INC.



Date: September 28, 2001      By: /s/ Alexander A. Krezel
                                 ----------------------------------------------
                                 Alexander A. Krezel
                                 Vice President, Corporate Secretary
                                  and Assistant General Counsel
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                               INDEX TO EXHIBITS

Exhibit
Number                  Description
------                  -----------

  99.1         Global Marine Inc. News Release dated September 28, 2001.